EXHIBIT 99.1

                                                                                   November 8, 2002

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	Parkway Properties, Inc.
Quarterly Report on Form 10-Q
For the Quarterly Period ended September 30, 2002

Ladies and Gentlemen:

           Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

Very truly yours,

PARKWAY PROPERTIES, INC.

By: /s/ Regina P. Shows
Regina P. Shows
Chief Accounting Officer